SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                        ESB FINANCIAL CORPORATION
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            (Exact name of registrant specified in its charter)




   Pennsylvania                       0-19345                   25-1659846
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(State or other jurisdiction    (Commission File Number)     (I.R.S.Employer
incorporation or organization)                           Identification Number)


600 Lawrence Avenue
Ellwood City, Pennsylvania                                     16117
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(Address of principal executive offices)                     (Zip Code)










                                (724) 758-5584
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             (Registrant's telephone number, including area code)



ESB Financial Corporation
Form 8-K
Page 2

Item 5.   Other Events

     The information to be reported herein is incorporated by reference from the press release, dated December 19, 2001, filed as Exhibit 99 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.

                    99   Press release dated December 19, 2001.






















ESB Financial Corporation
Form 8-K
Page 3

                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  ESB Financial Corporation
                                                  -------------------------
                                                         (Registrant)



Date: December 19, 2001                 By: /s/ Charlotte A. Zuschlag
      -----------------                     -------------------------
                                            Charlotte A. Zuschlag
                                            President & Chief Executive Officer
                                            (Principal Executive Officer)